UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 27, 2005
SUNOCO LOGISTICS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-31219	23-3096839

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)
Mellon Bank Center, 1735 Market Street, Philadelphia, PA 19103-7583

(Address of principal executive offices) (Zip Code)
(215) 977-3000

(Registrant’s telephone number, including area code)
Ten Penn Center, 1801 Market Street, Philadelphia, PA 19103-1699

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.
     The press release announcing the financial results for Sunoco Logistics Partners L.P.’s (the “Partnership’s”) 2005 second quarter is attached as Exhibit 99.1 and is incorporated herein by reference.
     The information in this report, being furnished pursuant to Item 2.02 and 7.01 of Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 7.01.  Regulation FD Disclosure.
     On July 27, 2005, the Partnership issued a press release announcing its financial results for the second quarter 2005. Additional information concerning the Partnership’s second quarter earnings was presented to investors in a teleconference call July 28, 2005. A copy of the slide presentation is attached as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01.  Financial Statements and Exhibits.
     (c)  Exhibits

99.1	Press release dated July 27, 2005.

99.2	Slide presentation given July 28, 2005 during investor teleconference.
Forward-Looking Statements
     Statements contained in the exhibits to this report that state the Partnership’s or its management’s expectations or predictions of the future are forward-looking statements. The Partnership’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Partnership has filed with the Securities and Exchange Commission.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO LOGISTICS PARTNERS LP.
By:	Sunoco Partners LLC,
its General Partner

By:	/s/ COLIN A. OERTON
Colin A. Oerton
Vice President and Chief Financial Officer

July 27, 2005

EXHIBIT INDEX

Exhibit
No.	Exhibit
Exhibit 99.1 Exhibit 99.2	Press Release dated July 27, 2005 Slide presentation given July 28, 2005 during investor teleconference.